UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 11, 2019
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2019-C50
(Central Index Key Number 0001770572)
(Exact name of issuing entity)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)
UBS AG
(Central Index Key Number 0001685185)
Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)
Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)
Rialto Real Estate Fund III – Debt, LP
(Central Index Key Number 0001654834)
Argentic Real Estate Finance LLC
(Central Index Key Number 0001624053)
(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)
(Exact name of registrant as specified in its charter)

North Carolina	333-226486-05	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 14, 2019, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of May 1, 2019 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of the Wells Fargo Commercial Mortgage Trust 2019-C50, Commercial Mortgage Pass-Through Certificates, Series 2019-C50.

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2019-C50 (the “Issuing Entity”), a common law trust formed on May 14, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of sixty-four (64) mortgage loans (the “Mortgage Loans”) secured by first liens on three hundred and forty-six (346) commercial, multifamily or manufactured housing community properties.

The Mortgage Loan secured by the mortgaged property identified as “Inland Devon Self Storage Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Inland Devon Self Storage Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Inland Devon Self Storage Portfolio Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Mortgage Loan secured by the mortgaged property identified as “The Block Northway” on Exhibit B to the Pooling and Servicing Agreement (the “The Block Northway Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “The Block Northway Whole Loan”) that also includes nine (9) additional pari passu promissory notes, which are not assets of the Issuing Entity. Prior to June 11, 2019, the The Block Northway Whole Loan was being serviced and administered pursuant to a pooling and servicing agreement, dated as of April 1, 2019 (the “UBS 2019-C16 Pooling and Servicing Agreement”) by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the UBS 2019-C16 transaction. Additionally, the Mortgage Loan secured by the mortgaged property identified as “Wolverine Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Wolverine Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Wolverine Portfolio Whole Loan”) that also includes seven (7) additional pari passu promissory notes, which are not assets of the Issuing Entity.

As of June 11, 2019, each of the Inland Devon Self Storage Portfolio Whole Loan, The Block Northway Whole Loan and the Wolverine Portfolio Whole Loan are being serviced and administered pursuant to a pooling and servicing agreement, dated as of June 1, 2017 (the “BBCMS 2019-C3 Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the BBCMS 2019-C3 securitization transaction into which each related controlling companion loan is deposited.

The terms and conditions of the BBCMS 2019-C3 Pooling and Servicing Agreement applicable to the servicing of the Inland Devon Self Storage Portfolio Whole Loan and the Wolverine Portfolio

Whole Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on May 14, 2019; provided that the BBCMS 2019-C3 Operating Advisor will be required to (i) generally review the actions of the BBCMS 2019-C3 Special Servicer with respect to any specially serviced mortgage loans, (ii) prepare annual reports regarding any specially serviced mortgage loans prior to the occurrence and continuance of a control termination event under the BBCMS 2019-C3 Pooling and Servicing Agreement, (iii) upon determining that (a) the BBCMS 2019-C3 Special Servicer is not adequately performing its duties under the BBCMS 2019-C3 Pooling and Servicing Agreement or otherwise not acting in accordance with the relevant servicing standard and (b) the replacement of the BBCMS 2019-C3 Special Servicer would be in the best interests of the BBCMS 2019-C3 certificateholders as a collective whole, recommend the replacement of the BBCMS 2019-C3 Special Servicer or (iv) consult with the BBCMS 2019-C3 Special Servicer prior to the occurrence of a control termination event under the BBCMS 2019-C3 Pooling and Servicing Agreement. In addition, the special servicing fees, work-out fees and liquidations fees payable to the BBCMS 2019-C3 Special Servicer with respect to each of the Inland Devon Self Storage Portfolio Whole Loan and the Wolverine Portfolio Whole Loan will be generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that (a) under the Pooling and Servicing Agreement the minimum aggregate liquidation fee payable with respect to any specially serviced loan or REO Property is the lesser of 3.00% and $25,000; and (b) under the BBCMS 2019-C3 Pooling and Servicing Agreement (i) the minimum aggregate liquidation fee payable with respect to any specially serviced loan or REO Property is $25,000; (ii) the aggregate liquidation fee payable with respect to any specially serviced loan or REO property is capped at $1,000,000; (iii) the aggregate workout fee payable with respect to any particular workout of a mortgage loan that is a specially serviced loan is capped at $1,000,000. Moreover, due to the manner in which the BBCMS 2019-C3 securitization satisfied the risk retention requirements of Section 15G of the Exchange Act (the “Risk Retention Requirements”) the BBCMS 2019-C3 Pooling and Servicing Agreement does not include a risk retention consultation party (the “Risk Retention Consultation Party”, as defined in the WFCM 2019-C50 Pooling and Servicing Agreement). In WFCM 2019-C50, the Risk Retention Consultation Party was appointed by Rialto Real Estate Fund III – Debt LP. Under the terms and conditions of the BBCMS 2019-C3 Pooling and Servicing Agreement, in connection with certain major decisions that involve each of the Inland Devon Self Storage Portfolio Whole Loan and the Wolverine Portfolio Whole Loan, the related special servicer is not required to consult with any Risk Retention Consultation Party. The BBCMS 2019-C3 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Additionally, the terms and conditions of the BBCMS 2019-C3 Pooling and Servicing Agreement applicable to the servicing of The Block Northway Whole Loan are substantially similar to the terms and conditions of the UBS 2019-C16 Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on May 14, 2019; provided that under the BBCMS 2019-C3 Pooling and Servicing Agreement (i) the aggregate liquidation fee payable with respect to any specially serviced loan or REO property is capped at $1,000,000; (ii) the aggregate workout fee payable with respect to any particular workout of a mortgage loan that is a specially serviced loan is capped at $1,000,000.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2019, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2019	WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President